FORWARD FUNDS

Supplement dated October 18, 2012

to the

Forward Funds Investor Class and Institutional Class Prospectus,

Forward Funds Class A, Class B, Class C and Class M Prospectus and

Forward Funds Class Z Prospectus

each dated May 1, 2012, as supplemented

This supplement replaces the supplement dated August 7, 2012.

NOTICE OF CHANGE IN CUSTODIAN

Effective November 27, 2012, Citibank, N.A. (“Citibank”) will serve as custodian for Forward Funds (the “Trust”). Accordingly, effective November 27, 2012, all references in the prospectuses to the Trust’s custodian shall be changed to Citibank.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP CITI2 PRO 10182012

FORWARD FUNDS

Supplement dated October 18, 2012

to the

Forward Funds Statement of Additional Information (the “SAI”)

dated May 1, 2012, as supplemented

This supplement replaces the supplement dated August 7, 2012.

NOTICE OF CHANGE IN CUSTODIAN

Effective November 27, 2012, Citibank, N.A. (“Citibank”) will serve as custodian for the Trust. Accordingly, effective November 27, 2012, all references in the SAI to the Trust’s custodian shall be changed to Citibank.

Additionally, effective November 27, 2012, the paragraph under the heading “Custodian” on page 133 of the SAI is replaced in its entirety to read as follows:

Citibank, N.A. (“Citibank”) is the Trust’s custodian. Its principal business address is 388 Greenwich Street, New York, New York 10013. Citibank is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. Citibank takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP CITI2 SAI 10182012